UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to §240.14a-12

Charter Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 6, 2013

Dear Shareholder:

You are cordially invited to attend the special meeting of shareholders of Charter Financial Corporation (the “Company”). The meeting will be held at the CharterBank Corporate Center located at 1233 O.G. Skinner Drive, West Point, Georgia on Wednesday, December 11, 2013 at 10:00 a.m., Eastern time.

The notice of special meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Officers of the Company will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Robert L. Johnson Chairman and Chief Executive Officer

1233 O.G. Skinner Drive

West Point, Georgia 31833

706) 645-1391

______________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

______________________

TIME AND DATE	10:00 a.m., Eastern time, on Wednesday, December 11, 2013

PLACE	The CharterBank Corporate Center, 1233 O.G. Skinner Drive, West Point, Georgia

ITEMS OF BUSINESS	(1)The approval of the Charter Financial Corporation 2013 Equity Incentive Plan. (2)To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	To vote, you must have been a shareholder at the close of business on October 15, 2013.

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

William C. Gladden Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be Held on December 11, 2013: This Proxy Statement and our proxy card can be found at www.chfnir.com.

 Charter Financial Corporation

 Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Charter Financial Corporation (the “Company”) to be used at the special meeting of shareholders of the Company. The Company is the holding company for CharterBank (the “Bank”). The special meeting will be held at the CharterBank Corporate Center, 1233 O.G. Skinner Drive, West Point, Georgia on Wednesday, December 11, 2013 at 10:00 a.m., Eastern time. This proxy statement and the enclosed proxy card are being mailed to shareholders of record on or about November 6, 2013.

Voting and Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your Company common stock if you held shares of Company common stock at the close of business on October 15, 2013, including through the Bank’s 401(k) Plan, or if you are a participant in the Company’s employee stock ownership plan (“ESOP”) who had shares allocated to your account on October 15, 2013. If your shares are held through a broker, bank or similar holder of record, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies these proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.

Current and former employees who participate in the ESOP will receive a vote authorization form for the ESOP that reflects all shares such persons may direct the trustees to vote on their behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of the Company Corporation common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to the ESOP trustee’s fiduciary duties.

As of the close of business on October 15, 2013, there were 22,752,214 shares of Company common stock outstanding. Each share of common stock has one vote.

Attending the Meeting

If you were a shareholder as of the close of business on October 15, 2013, you may attend the meeting. However, if your shares of Company common stock are held in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other holder of record who holds your shares.

Quorum and Vote Required for Proposals

Quorum. A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting, in person or by proxy, to constitute a quorum for the transaction of business.

Votes Required for Proposals. In voting on the approval of the Charter Financial Corporation 2013 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the Charter Financial Corporation 2013 Equity Incentive Plan, the affirmative vote of a majority of the shares outstanding and entitled to vote on the proposal is required.

Broker Non-Votes. A broker or other holder of record is permitted to vote shares in the record holder’s discretion regarding routine matters (e.g., the ratification of the independent auditors) if the beneficial owner does not provide voting instructions. If you do not provide your broker or other record holder with voting instructions on non-routine matters (e.g., approval of the Equity Plan), your broker will not be able to vote your shares on such matters. Accordingly, a “broker non-vote” occurs when a broker or other record holder submits a proxy for the meeting with respect to routine matters, but does not vote on non-routine matters because the beneficial owner did not provide voting instructions on these matters.

How Votes Are Counted. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. In counting votes on the proposal to approve the Charter Financial Corporation 2013 Equity Incentive Plan, abstentions will have the same effect as a vote against the proposal.

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the special meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends that you vote:

●	for the approval of the Charter Financial Corporation 2013 Equity Incentive Plan.

If any matters not described in this proxy statement are properly presented at the special meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the special meeting is postponed or adjourned for less than 120 days, your Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must advise the Corporate Secretary of the Company in writing before your common stock has been voted at the special meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the special meeting will not in itself constitute revocation of your proxy.

 Stock Ownership

The following table provides information as of October 15, 2013, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power. Percentages are based on 22,752,214 shares of Company common stock issued and outstanding as of October 15, 2013.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding

Wellington Management Company, L.L.C. 280 Congress Street, Boston, Massachusetts 02210	2,092,129(1)	9.2%

(1)	Based on information contained in a Schedule 13-F filed with the Securities and Exchange Commission on June 30, 2013.

The following table provides information as of October 15, 2013 about the shares of the Company common stock that may be considered to be beneficially owned by each director, named executive officer listed in the Summary Compensation Table in the Executive Compensation section of this proxy statement, and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security, and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown. Percentages are based on 22,752,214 shares of Company common stock issued and outstanding as of October 15, 2013.

Name of Beneficial Owner	Total Shares Beneficially Owned		Percent of All Common Stock Outstanding

Directors and Nominees:
Robert L. Johnson	200,397	(1)	*
David Z. Cauble, III	29,454		*
Jane W. Darden	43,512	(2)	*
Curti M. Johnson	33,235	(3)	*
Thomas M. Lane	37,025	(4)	*
Edward D. Smith	8,747	(5)	*
David L. Strobel	9,444	(6)	*

Named Executive Officers Other Than Directors:
Curtis R. Kollar	98,049	(7)	*
Lee Washam	107,128	(8)	*

All directors, nominees and executive officers as a group (9 persons)	566,991		2.5%

*	Less than 1%.
(1)

Includes 15,845 shares held in the ESOP, 9,808 shares held by Mr. Johnson’s 401(k) account, 28,156 shares held in Mr. Johnson’s Individual Retirement Account, 3,117 shares held in his spouse’s Individual Retirement Account, 11,253 shares for which Mr. Johnson is custodian and 1,247 shares that can be acquired pursuant to stock options within 60 days of October 15, 2013.

(2)	Includes 6,235 shares held by her spouse and 6,640 shares held in trust for which Ms. Darden is trustee.
(3)	Includes 340 shares held in the ESOP, 1,247 shares for which Mr. Johnson is custodian and 498 shares held by his spouse in an Individual Retirement Account.
(4)	Includes 4,488 shares held in Mr. Lane’s wife’s retirement account.
(5)	All shares are held in Mr. Smith’s 401(k) account.
(6)	Includes 1,000 shares held by Mr. Strobel’s wife.
(7)

Includes 3,742 shares of unvested restricted stock, 13,527 shares held in the ESOP, 35,309 shares held by Mr. Kollar’s 401(k) account, 12,806 shares held in Mr. Kollar’s Individual Retirement Account, 12,471 shares held by his spouse’s living trust, and 2,037 shares held in his spouse’s Individual Retirement Account.

(8)

Includes 6,236 shares of unvested restricted stock, 15,107 shares held in the ESOP, 1,482 shares held in a 401(k) account, 35,757 shares held in an Individual Retirement Account and 748 shares that can be acquired pursuant to stock options within 60 days of October 15, 2013.

Proposal 1 — Approval of the Charter Financial Corporation 2013 Equity Incentive Plan

The Board of Directors has adopted, subject to stockholder approval, the Charter Financial Corporation 2013 Equity Incentive Plan (the “2013 Equity Incentive Plan”), to provide officers, employees and directors of the Company and the Bank with additional incentives to promote the growth and performance of Charter Financial Corporation Many companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the 2013 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock. In addition, the 2013 Equity Incentive Plan is intended to further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of the Company.

The following is a summary of the material features of the 2013 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2013 Equity Incentive Plan, attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2013 Equity Incentive Plan, the terms of the 2013 Equity Incentive Plan will control.

General

Subject to permitted adjustments for certain corporate transactions, the 2013 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 2,000,520 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of Company common stock that may be issued under the 2013 Equity Incentive Plan pursuant to the exercise of stock options is 1,428,943 shares, and the maximum number of shares of Company common stock that may be issued as restricted stock awards or restricted stock units is 571,577 shares. These amounts represent 10% and 4%, respectively, of the shares of Company common stock that were issued in the Company’s initial public offering on April 8, 2013 in connection with the mutual to stock conversion of First Charter, MHC, the former mutual holding company of the Bank.

The 2013 Equity Incentive Plan will be administered by the members of the Company’s Personnel and Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2013 Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the 2013 Equity Incentive Plan to make all decisions and determinations regarding: (i) the selection of participants and the granting of awards; (ii) establishing the terms and conditions relating to each award; (iii) adopting rules, regulations and guidelines for carrying out the 2013 Equity Incentive Plan’s purposes; and (iv) interpreting the provisions of the 2013 Equity Incentive Plan and any award agreement. The 2013 Equity Incentive Plan also permits the Committee to delegate its responsibilities and powers to any person or persons selected by it, subject to the limitations set forth in the plan.

Eligibility

Employees and directors of the Company and its subsidiaries are eligible to receive awards under the 2013 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2013 Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Awards may be granted as incentive and non-statutory stock options, restricted stock awards, restricted stock units or any combination thereof, as follows. In addition, the Committee may grant any of these types of awards subject to performance based vesting conditions. Such awards shall be referred to herein as “performance awards.”

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2013 Equity Incentive Plan means (i) if the Company’s common stock is listed on an Exchange, the closing sales price of common stock on such exchange on the date the option is granted (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred). If the shares are not listed or admitted to trading on any such exchange, the Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (i) either in cash or with Company common stock valued at fair market value as of the day of exercise; (ii) by a “cashless exercise” through a third party; (iii) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee or (vi) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of Company common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2013 Equity Incentive Plan will be granted only in whole shares of Company common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2013 Equity Incentive Plan or the award agreement. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of Company common stock. However, unlike a restricted stock award, no shares of Company common stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available described in the paragraph above is also applicable to restricted stock units.

Performance Awards. A performance award is an award the vesting of which is subject to the achievement of one or more performance conditions specified by the Committee and set forth in the 2013 Equity Incentive Plan. A performance award may be denominated in shares of restricted stock, restricted stock units or stock options. If a performance award is intended to comply with the requirements of Section 162(m) of the Internal Revenue Code

Limitation on Awards Under the 2013 Equity Incentive Plan

The 2013 Equity Incentive Plan is being adopted within one year of the Company’s initial public offering, and as a result, is subject to certain limitations and restrictions, including limitations and restrictions regarding the maximum number of awards available to any one employee or director and to directors in the aggregate, to which a plan adopted one year or more after the initial public offering would not be subject. Accordingly, the following limits apply to awards under the 2013 Equity Incentive Plan:

•

The maximum number of shares of Company common stock that may be delivered to any one employee pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 357,235 shares and 142,894 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent 25% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 25% of the number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•

The maximum number of shares of Company common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 71,447 shares and 28,578 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent 5% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•

The maximum number of shares of Company common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 428,682 shares and 171,473 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent 30% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

Adjustments for Corporate Transactions. In the event of a corporate transaction involving the Company’s common stock (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee may, if appropriate in order to prevent dilution or enlargement of the rights of participants, adjust in an equitable manner, the number and kind of securities deemed to be available for grants of stock options, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options. In addition, the Committee is authorized to make adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units, provided that any such adjustments to an award intended to qualify under Section 162(m) of the Internal Revenue Code shall conform to the requirements of that section.

Prohibition Against Option Repricing. The 2013 Equity Incentive Plan provides that neither the Committee nor the Board of Directors is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted.

Prohibition on Transfer. Generally, all awards, except non-statutory stock options, granted under the 2013 Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. During the life of the participant, awards can be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2013 Equity Incentive Plan upon the participant’s death.

Performance Features

Section 162(m) of the Internal Revenue Code. A federal income tax deduction for the Company will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or two other most highly compensated officers. However, amounts that constitute “qualified performance-based compensation” (as the term is used in Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The 2013 Equity Incentive Plan is designed so that stock options will be considered “qualified performance-based compensation.” The Committee may designate whether any restricted stock awards or restricted stock units being granted to any participant are intended to be “qualified performance-based compensation.” Any such awards designated as intended to be “qualified performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures for the Company and its subsidiaries, as selected by the Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; core return on equity; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest margin or net interest rate spread; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing.

The terms of any award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of performance measures may be measured over more than one period or fiscal year. In establishing performance measures, the Committee may provide for the exclusion of the effects of certain objective subsequent events that may impact performance such as (i) extraordinary, unusual and /or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business, or (iii) change in tax or accounting principles, regulations or laws, provided that such exclusion is established before the performance measure formula is determined and is set forth in the award agreement. Performance measures relating to any award will be modified to the extent applicable (without regard to a specific requirement set forth in an award agreement), to reflect a change in the outstanding shares of stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another company, any separation of a corporation or any partial or complete liquidation by the Company or a subsidiary. If the award is intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, the Committee can adjust performance measures if unanticipated circumstances arise only if, as a result of such adjustment, the Committee exercises discretion to reduce the size of the award achieved.

Additionally, the grant of an award intended to be “qualified performance-based compensation” within the meaning of Internal Revenue Code Section 162(m) and the establishment of any performance measure must occur, in writing, no later than 90 days after the beginning of service period to which the performance measure relates, provided that on the date of grant the outcome is substantially uncertain as to the performance measure.

Vesting of Awards

If the vesting of an award under the 2013 Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement, provided that, awards will vest no more rapidly than 20% per year over a five-year period with the first installment vesting no earlier than one year after stockholders approve the 2013 Equity Incentive Plan. Any restricted stock or restricted stock unit designated as qualified performance-based compensation will vest only on the achievement of one or more performance measures in whole or in part, which are predetermined, provided that, such awards also will vest no more rapidly than 20% per year over a five-year period with the first installment vesting no earlier than one year after stockholder approval of the 2013 Equity Incentive Plan.

Unless otherwise set forth in an award agreement, awards will vest upon death, disability, or involuntary termination of employment (or, with respect to a director, termination of service) following a change in control. Awards will not vest upon retirement. For a participant who is a director, termination of service as a director will not be deemed to have occurred if he or she continues as a director emeritus or advisory director. For a participant who is both an employee and a director, termination of employment as an employee will not be considered a termination event so long as the participant continues to provide service as a director, director emeritus or advisory director. The Committee may in its discretion elect to use a different vesting schedule or different performance measures than those set forth in the 2013 Equity Incentive Plan, provided that such feature is provided in the participant’s award agreement.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of a participant’s involuntary termination of employment or termination of service as a director (other than for cause) following a Change in Control of the Company or the Bank, all outstanding options then held by a participant will become fully exercisable, and all restricted stock awards and restricted stock units shall be fully earned and vested. In the event of a Change in Control, any performance measure attached to an award under the 2013 Equity Incentive Plan will be deemed satisfied as of the date of the Change in Control.

For the purposes of the 2013 Equity Incentive Plan, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following: (i) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction in which at least 51% of the equity ownership and 51% of the securities entitled to vote of the resulting entity are owned in substantially the same relative proportions by persons who immediately prior to the transaction owned at least 51% of the equity ownership and voting securities of the Company; (ii) the acquisition by any person of all or substantially all of the assets of the Company or the acquisition of beneficial ownership of 25% or more of the outstanding voting securities of the Company; (iii) a complete liquidation or dissolution of the Company; (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following groups (I) persons who were members on the effective date of the 2013 Equity Incentive Plan either or (II) persons who first became members after the effective date of the 2013 Equity Incentive Plan either (A) upon election to serve as on the Board of Directors by the affirmative vote of at least three-quarters of the members of the board or a nominating committee thereof in office at the time of such first election; or (B) upon the election by shareholders of the Company to serve as members of the Board of Directors, but only if nominated for election by at least three-quarters of the members of the Board of Directors or a nominating committee thereof, in office at the time of such first nomination, provided that such election or nomination did not result from an actual or threatened election contest or actual or threatened solicitation of proxies.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2013 Equity Incentive Plan or any award granted under the 2013 Equity Incentive Plan, provided that, except as provided in the 2013 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2013 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2013 Equity Incentive Plan (other than as provided in the 2013 Equity Incentive Plan), or materially modify the requirements for participation in the 2013 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the 2013 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, for the purpose of: (i) conforming the 2013 Equity Incentive Plan or any award agreement to current or future law, or (ii) to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2013 Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.

Duration of Plan

The 2013 Equity Incentive Plan will become effective upon approval by the stockholders at the Special Meeting. The 2013 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2013 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2013 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2013 Equity Incentive Plan. However, any termination of the 2013 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2013 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of Company common stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized. A restricted stock unit does not have voting rights or dividend rights, however, dividend equivalent rights could be granted on a restricted stock unit. A dividend equivalent right would credit the recipient of the restricted stock unit with a cash payment equivalent to the dividend paid on a share of stock. Such cash payment can be made at the same time as dividends are paid on Company common stock or can be held and paid when the restricted stock unit vests or, if later, when the restricted stock unit is converted to actual shares and distributed to the participant. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy only the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the 2013 Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the award to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the other executive officers named in the summary compensation table other than the chief financial officer (“covered employees”). Restricted stock awards and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. Performance-based compensation that meets the requirements of Section 162(m) (“qualified performance-based compensation”) is not subject to this limit and is fully deductible by the Company. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the 2013 Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Restricted stock awards or restricted stock units that vest upon the attainment of performance measurements may also qualify as qualified performance-based compensation. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2013 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2013 Equity Incentive Plan. The Company recommends that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock and restricted stock units).

Awards to be Granted

The Board of Directors has adopted the 2013 Equity Incentive Plan. If the 2013 Equity Incentive Plan is approved by stockholders, the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the 2013 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes eligible to be cast, either in person or by proxy, at the Special Meeting.

The Board of Directors recommends a vote “FOR” the approval of the 2013 EQUITY INCENTIVE Plan.

Executive Compensation

Summary Compensation Table

The following table sets forth for the years ended September 30, 2013 and 2012 certain information as to the total remuneration paid by the Company to Robert L. Johnson, President and Chief Executive Officer, and the three other most highly compensated executive officers of the Company (the “named executive officers”).

Name and principal position	Year	Salary ($)(2)	Bonus ($)(3)	Change in pension value and nonqualified deferred compensation earnings ($)(4)	All other compensation ($)(5)	Total ($)
Robert L. Johnson President, Chief Executive Officer and Director	2013 2012	317,502 308,214	86,840 117,651	87,147 71,387	151,241 168,083	642,730 665,335

Curtis R. Kollar Senior Vice President and Chief Financial Officer	2013 2012	184,271 181,481	28,146 36,402	26,051 18,320	12,777 16,671	251,515 252,874

Lee Washam President of Charter Bank	2013 2012	210,322 206,123	31,192 50,278	38,384 33,581	12,825 40,224	292,723 330,206

Curti M. Johnson (1) Senior Vice President, General Counsel and Director	2013 2012	191,904 189,447	22,170 36,402	— —	42,641 37,908	256,724 263,757

(1)	Curti M. Johnson was first employed by the Bank on January 3, 2011 as Senior Vice President and General Counsel and first became a named executive officer in the 2012 fiscal year.
(2)	For 2013, includes $16,618, $17,196, $11,648 and $11,074 of elective deferrals to the Company’s 401(k) plan by Messrs. Robert Johnson, Kollar, Washam, and Curti M. Johnson, respectively.
(3)

Of the amounts set forth in this column, $23,530 for Robert Johnson, $7,280 for Curt Kollar, $10,056 for Lee Washam and $6,159 for Curti M. Johnson represent a portion of the bonus earned for the fiscal year ended September 30, 2012 which was not determined and paid until July 2013. The bonuses earned for the fiscal year ended September 30, 2013 by each of the named executive officers are $63,130 for Robert Johnson, $29,192 for Curt Kollar, $21,136 for Lee Washam and $16,020 for Curti M. Johnson.

(4)	Reflects change in value in Salary Continuation Agreements only.
(5)	All other compensation was comprised of the following elements for the fiscal year ended September 30, 2013:

	R. L. Johnson	Kollar	Washam	C. M. Johnson

Employee Stock Ownership Plan (ESOP)(1)	3,969	3,716	3,969	3,969
Dividends and Interest on Restricted Stock(2)	85,864	619	1,032	—
Directors Fees	39,700	—	—	37,700
Automobile	2,734	—	2,676	—
Country Club Dues	2,100	—	2,121	—
Executive Health Benefits	6,299	—	—	—
Life Insurance (Split Dollar and Group Term)	10,227	8,094	2,679	624
Long Term Disability Premiums	348	348	348	348
Total	151,241	12,777	12,825	42,641

(1)	Reflects the December 31, 2012 value of shares allocated to the executive’s ESOP account for the plan year ended December 31, 2012.
(2)	Reflects dividends and interest paid on shares of restricted common stock that vested during fiscal 2013, which we reported as taxable compensation on the named executive’s officer’s Form W-2.

Employment Agreements

We entered into an employment agreement with Mr. Robert L. Johnson, our Chairman, President and Chief Executive Officer. The employment agreement was amended in December 2009 (as amended, the “employment agreement”). The employment agreement has a term of three years and may be renewed annually after a review of Mr. Johnson’s performance. In addition to base salary, currently $317,858, the executive may receive other cash compensation in an amount not to exceed $100,000 in any year. In addition, the agreement provides for participation in employee benefit plans and programs maintained by us, including retirement, pension, savings, profit-sharing or stock bonus plans, any group life, health, dental, accident and long-term disability insurance plans, incentive compensation plans or programs, stock option and appreciation rights plans and restricted stock plans. Cash compensation paid under any of the plans and programs identified in the preceding sentence is not included in the $100,000 limit. We will provide Mr. Johnson with the use of an automobile and reimburse him for business expenses, including membership fees in clubs and organizations that are necessary and appropriate for business purposes. The agreement also guarantees customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination. The employment agreement also provides uninsured disability benefits.

We may terminate Mr. Johnson’s employment, and Mr. Johnson may resign, at any time with or without cause. However, in the event of termination during the term of employment without cause, we will owe Mr. Johnson his earned but unpaid compensation and benefits due under our employee benefit plans and programs and those of the Bank (the “standard termination entitlements”) and he will also receive a lump-sum severance payment equal to three times his five-year average compensation (the “additional termination entitlements”), payable within 60 days of his termination of employment, unless Mr. Johnson is considered a “specified employee” of a publicly traded company, in which case such payment will be delayed for six months after termination of employment, if necessary, to avoid a tax under Section 409A of the Internal Revenue Code. The same severance benefits would be payable if Mr. Johnson resigns during the term of employment following:

●

our failure to appoint or re-appoint or elect or re-elect him to his executive position or, if he is also a director, the failure of the stockholders to elect or re-elect him as a member of the Board of Directors;

●

a material reduction in duties, functions or responsibilities not cured after 30 days notice; involuntary relocation of Mr. Johnson’s principal place of employment to a location more than 35 miles from our principal office in West Point, Georgia, and more than 35 miles from Mr. Johnson’s principal residence;

●

any reduction in base salary in effect from time to time or any change in the terms of any compensation or benefits programs in which he participates, which individually, or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or

●	other material breach of contract by the Company or the Bank which is not cured within 30 days.

Mr. Johnson is subject to a covenant not to compete for one year following termination during the employment period, unless his termination occurs under circumstances entitling him to the additional termination entitlements. He is also subject to non-solicitation and confidentiality provisions under the employment agreement.

Change in Control Agreements

The Bank entered into two-year change of control agreements with Curtis R. Kollar, Lee Washam and two additional senior officers. These agreements are guaranteed by the Company. The term of these agreements is perpetual until the Bank gives notice of non-extension, at which time the term is fixed for two years.

Generally, the Bank may terminate the employment of any officer covered by these agreements, with or without cause, at any time prior to a change in control or a pending change in control. In such case, the executive will be entitled to his or her earned but unpaid compensation as of the date of termination, without obligation for additional severance benefits. However, if the Bank or the Company signs a merger agreement or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, it may not terminate an officer’s employment without cause without liability for severance benefits under the change in control agreements. The severance benefits would generally be made in a lump-sum payment equal to two times the executive’s salary, bonus, short-term and long-term cash compensation received in the two years prior to the occurrence of termination of employment. In addition, the Bank will provide the executive and his or her dependents with continued group life, health, dental, accident and long-term disability insurance benefits on the same terms as prior to termination for a period of two years, subject to reduction to the extent that such coverage is provided by a subsequent employer or through Medicare. the Bank would be required to pay the same severance benefits if the officer resigns after a change of control following:

●

a loss of title or position held immediately prior to the change of control or failure to vest in the executive the functions, duties or responsibilities customarily associated with the executive’s position that is not cured within 30 days after notice from the executive;

●

any reduction in base salary in effect from time to time or any change in the terms of any compensation or benefits programs in which the executive participates, which individually, or together with other changes, has a material adverse effect on the aggregate value of his total compensation package;

●

an involuntary relocation of his principal place of employment to a location more than 35 miles from CharterBank’s principal office on the day before the change of control and more than 35 miles from the officer’s principal residence; or

●	any other material breach of contract which is not cured within 30 days.

In the event of the executive’s disability occurring during a pending change of control or following a change of control, these agreements also provide uninsured disability benefits for the executive.

Incentive Compensation Plan. The Bank maintains an incentive compensation plan that provides for an incentive bonus based on performance as measured by the attainment of certain performance targets. Pay-outs under the incentive compensation plan are determined based on achievement of pre-established fiscal year budget targets for categories of strategic criteria in comparison to actual results. The performance targets include measures for net income, non-interest income, efficiency and franchise growth. In addition, the plan includes several activators: return on average assets (“ROAA”), which must exceed 0.50%, legacy non-performing assets must be below $20 million and an evaluation of performance with regards to regulatory relations. If any of these triggers are not met, bonus payments would not be made. For the fiscal year ended September 30, 2013, the performance target was set at 0.60% ROAA as the threshold goal and 1.0% ROAA was set as the “stretch” goal that would have resulted in payment of bonuses in excess of target.

In fiscal year 2013, the Company recognized 0.58% ROAA. Since the ROAA activator was met but our ROAA was under the threshold performance target of 0.60% ROAA, no bonus was paid on the net income component. However, since the ROAA activator was met and no de-activator occurred to prevent a bonus, bonuses were paid on the other targets, including the franchise growth performance indicators. Notwithstanding the foregoing, our Board has discretion under the incentive compensation plan to reduce the bonus payable when the targets are met or exceeded and to pay a bonus when the targets are not met. For this reason, we have included our bonus payments received under the discretionary bonus column of the Summary Compensation Table.

Stock-Based Benefit Plans. The Company has previously implemented two stock-based incentive plans that are discussed below. The purpose of the plans is to better align the interests of our management and Board of Directors with those of our stockholders, provide performance incentives to our senior officers and directors, and to encourage the retention of key employees and directors by facilitating the purchase of our stock through the exercise of options as well as the ownership of our stock through restricted stock awards.

2001 Stock Option Plan. A total of 882,875 shares (as adjusted following the completion of our second-step conversion) have been reserved for issuance under the 2001 Stock Option Plan. Stock option awards may be made to eligible employees and directors of the Bank or the Company. Pursuant to the plan, option grants may be made that are intended to qualify as incentive stock options as well as options that do not so qualify. Incentive stock options may only be granted to employees. The plan is administered by a committee consisting of the members of the Personnel & Compensation Committee of the Company. Unless the Personnel & Compensation Committee provides otherwise, stock options will vest no more rapidly than 20% per year, provided that all awards will become fully vested in the event of the award recipient’s death, disability, retirement or a change of control. A stock option may generally be exercised for a period of ten years, except in certain circumstances. The exercise price of stock options will be at least equal to 100% of the fair market value of the underlying common stock on the date of grant.

2001 Recognition and Retention Plan. The maximum number of shares of the Company’s common stock available for awards under the 2001 Recognition and Retention Plan is 353,150 shares (as adjusted following the completion of our second-step conversion). Stock awards may be made to eligible employees and directors of the Bank or the Company. The plan is administered by a committee consisting of the members of the Company’s Personnel & Compensation Committee. Unless the Personnel & Compensation Committee provides otherwise, shares of common stock subject to an award will become vested at the rate of 20% per year, and will become fully vested on the 20th calendar day after the end of the calendar quarter that includes the fifth anniversary of the plan’s effective date, provided that all awards will become fully vested in the event of the award recipient’s death, disability, termination of service upon retirement, or upon a change in control. Unless the Committee determines otherwise, any cash dividends or distributions declared and paid with respect to shares subject to an award that are allocated to an eligible director or employee in connection with such award will be subject to the same vesting and other restrictions as the shares to which the award relates, and will be invested for the benefit of the eligible director or employee in money market accounts or certificates of deposit. Any dividends or distributions declared and paid in property other than cash with respect to shares of common stock will be subject to the same vesting and other restrictions as the shares to which the award relates. All voting rights pertaining to unvested shares related to an award or to shares that are contained in the fund established under the plan and not allocated in connection with an award will be exercised by the funding agent in such manner as to reflect the voting directions given for all other outstanding shares. An award is not transferable by the eligible director or employee other than by will or the laws of descent and distribution, and the shares granted pursuant to such award and held in the trust will be distributable, during the lifetime of the recipient, only to the recipient.

Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of September 30, 2013 for the named executive officers. All equity awards reflected in this table were granted pursuant to the Company’s 2001 Recognition and Retention Plan or 2001 Stock Option Plan, described above.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised earned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)

Robert L. Johnson	1,247	61,108(2)	—	$8.179	6/22/20
	—	92,285(3)	—	$8.8205	1/27/19

Curtis R. Kollar	—	31,178(4)	—	$8.179	6/22/20	3,742(5)	$40,414
	—	39,751(3)	—	$8.8205	1/27/19

Lee Washam	748	36,665(6)	—	$8.179	6/22/20	6,236(7)	$67,349
	—	37,413(3)	—	$8.8205	1/27/19

Curti M. Johnson	—	6,235(8)	—	$8.179	6/22/20
	—	6,236(3)	—	$8.8205	1/27/19

(1)	Based on the $10.80 per share trading price of our common stock on September 30, 2013.
(2)	Options vest in 5 equal annual installments commencing on June 22, 2015.
(3)	These options vest on January 27, 2014.
(4)	12,221 options vest on each of June 22, 2015 and June 22, 2016, and 6,736 options vest on June 22, 2017.
(5)	1,870 stock awards vest on June 22, 2014 and 1,872 stock awards vest on June 22, 2015.
(6)	Options vest in three equal annual installments beginning on June 22, 2015.
(7)	Restricted stock awards vest in two equal installments commencing on June 22, 2014.
(8)	These options vest on June 22, 2015.

Salary Continuation Plan. The Bank entered into Salary Continuation Plan Agreements with Messrs. Robert L. Johnson, Curtis R. Kollar, and Lee Washam, effective as of January 1, 2009. On the date of the executive’s separation from service on or after attainment of normal retirement age (the later of age 65 or ten years of service) for reasons other than death, disability, termination for cause or other circumstances specified in the plan, or upon a separation from service within two years after a change in control, the executive will receive an annual benefit equal to a percentage (50% for Mr. Johnson, 10% for Mr. Kollar and 30% for Mr. Washam) of the executive’s average base salary for the highest three consecutive calendar years ending on the earlier of the executive’ normal retirement age or the date of the executive’s separation from service within two years after a change in control, payable in equal monthly installments for 15 years beginning on the first day of the month after the executive’s normal retirement date.

Upon the executive’s early retirement date (defined as the executive’s separation from service upon or following the completion of ten years of service and attainment of age 62, but before normal retirement age, for reasons other than death, disability, termination for cause or other circumstances specified in the plan, or upon a separation from service within two years after a change in control), the executive will be entitled to an amount equal to the accrual balance (as defined in the plan) earned as of the last day of the month immediately preceding the executive’s early retirement date, payable in 180 equal monthly installments beginning on the first day of the month after the executive’s early retirement date. Upon the executive’s early termination date (defined as separation from service upon or following completion of ten years of service but before reaching his early retirement date or normal retirement date, for reasons other than death, disability, termination for cause or other circumstances specified in the plan, or separation from service within two years after a change in control), the executive will receive an amount equal to the accrual balance earned as of the last day of the plan year immediately preceding or coinciding with the executive’s early termination date, payable in 180 equal monthly installments beginning on the first day of the month after the executive’s normal retirement age.

In the event the executive becomes disabled before reaching normal retirement age, the executive will receive an annual amount equal to the normal retirement benefit computed as if the executive had continued in the employ of the Bank at the rate of the annual base salary in effect at the date of his disability determination until attainment of normal retirement age. The disability benefit will be payable in equal monthly installments for 15 years beginning on the first day of the month after the executive’s disability determination.

In the event of separation from service within two years after a change in control, the executive will receive an amount equal to the normal retirement benefit or the executive’s accrual balance as of the last day of the plan year preceding the change in control’s effective date, whichever is greater, payable in 180 equal monthly installments beginning on the first day of the month after the month after the executive’s separation from service.

The distribution of Mr. Robert Johnson’s benefit under his Salary Continuation Plan Agreement is subject to the following reduction: in the event Mr. Johnson’s benefit under the Benefit Restoration Plan (described below) is paid in 120 equal monthly installments, then each of the last 120 monthly installments payable under Mr. Johnson’s Salary Continuation Plan Agreement will be reduced by each corresponding monthly installment payment paid under the Benefit Restoration Plan during such 120-month period. If Mr. Johnson’s benefit under the Benefit Restoration Plan is paid in a lump sum, then each monthly installment under Mr. Johnson’s Salary Continuation Plan Agreement will be reduced by the amount of the monthly payment that would have been made under the Benefit Restoration Plan if 180 equal monthly installments with a present value equal to such lump sum had been paid under the Benefit Restoration Plan.

In connection with the execution of the Supplemental Executive Retirement Plan Agreements discussed below, the existing Salary Continuation Plans between the Bank and each of the named executive officers of the Company, Messrs. Robert Johnson, Lee Washam and Curt Kollar, were frozen on September 25, 2012, so that no further benefits will accrue under said plans.

Benefit Restoration Plan. The Bank established the Benefit Restoration Plan in order to provide restorative payments to selected executives who are prevented from receiving the full benefits contemplated by the ESOP’s benefit formula and the full matching contribution under our 401(k) plan. Robert L. Johnson is the only participant in the plan. The restorative payments under the Benefit Restoration Plan consist of payments in lieu of shares that cannot be allocated to the participant under the employee stock ownership plan and payments for employer matching contributions that cannot be allocated under the 401(k) plan due to the legal limitations imposed on tax-qualified plans. Also, in the case of a participant who retires before the repayment in full of the employee stock ownership plan’s loan, the restorative payments include a payment in lieu of the shares that would have been allocated if employment had continued through the full term of the loan.

Due to the complicated nature of the computation of benefits under the Benefit Restoration Plan, the Personnel & Compensation Committee decided to freeze the plan, effective January 2009. At that time, the Personnel & Compensation Committee implemented the Salary Continuation Plan for the benefit of Messrs. Johnson, Washam and Kollar.

Supplemental Executive Retirement Plan Agreements with Robert Johnson, Lee Washam and Curt Kollar. On September 25, 2012, the Bank entered into Supplemental Executive Retirement Plan Agreements (“SERPs”) with each of its named executive officers (referred to herein as the “executives”). The SERPs provide supplemental retirement benefits to the executives under certain circumstances, including at normal retirement (retirement after the later of age 65 (age 60 in the case of Mr. Washam) and 10 years of service) or early retirement (retirement after the later of age 62 (age 57 in the case of Mr. Washam) and 10 years of service), disability or following a change in control. The executive is also entitled to a death benefit under the SERP. The terms “disability” and “change in control” are defined in the SERPs in accordance with Section 409A of the Internal Revenue Code. The Bank has purchased annuity contracts and income riders to informally fund the benefits promised under the SERPs. The income rider generally increases the benefit payable at early or normal retirement age or upon disability by supplementing the amount paid from the executive’s account balance, provided that the income rider is maintained until distributions commence.

Upon normal retirement or early retirement, an executive will receive a benefit in the form of a single life annuity, in an amount determined under the income rider. If the executive becomes disabled prior to normal retirement age, the Bank will continue to make contributions and interest credits to the SERP in accordance with a schedule appended to the executive’s SERP, and a disability benefit in the form of a single life annuity will be paid to the executive commencing at normal retirement age. If a change in control of the Bank or the Company occurs prior to the executive’s separation from service, the executive will be entitled to the payment of a benefit equal to the cash surrender value of the annuity contract plus any surrender charge (as defined in the annuity contract) determined as of the date of the change in control and payable in a lump sum within 30 days of the change in control. The Bank may assign the annuity contract and income rider to the executive in satisfaction of the benefit payable upon a change in control. If the executive is a specified employee of a publicly traded company, then to the extent applicable, payments to the executive will be delayed for six months from the executive’s date of separation from service. Any payments so delayed will be held and paid to the executive in a lump sum within five business days after the end of the six month period and the remainder of the payments will be paid in the manner specified in the SERP.

If an executive dies prior to retirement or other separation from service, the executive’s beneficiary will receive the executive’s account balance paid in 180 equal monthly installments, beginning on the first day of the month following submission of proof of claim substantiating the executive’s death. If an executive dies after separation from service while eligible for or receiving an early or normal retirement benefit or a disability benefit, the executive’s beneficiary will be entitled to the executive’s remaining account balance under the SERP, payable in a lump sum within 30 days after submission of proof of claim substantiating the executive’s death. A portion of this life insurance is provided through the Split Dollar Life Insurance Plan. The amount of death benefits paid under the 2010 Split Dollar Agreements through the SERP depends on the year in which the executive dies. The amounts range from $118,001 to $148,809 for Mr. Robert Johnson, from $104,300 to $569,652 for Mr. Washam, and from $17,418 to $115,208 for Mr. Kollar.

Split Dollar Life Insurance Plans. In 2006, the Bank entered into an endorsement split-dollar life insurance plan covering the named executive officers that provided death benefits to each such executive’s beneficiaries. The Bank purchased a life insurance policy on the life of each executive in an amount sufficient to provide for the benefits under the plan. The executive has the right to designate the beneficiary who will receive his share of the proceeds payable upon his death. The policies are owned by the Bank, which pays each premium due on the policies. Upon the death of a covered executive, the proceeds of the policy are divided between the executive’s beneficiary, who is entitled to $100,000 on the executive’s death, and the Bank, which is entitled to the remainder of the death benefit. Upon the occurrence of certain events specified in each plan, such as the executive’s termination of employment with the Bank for any reason, total cessation of the Bank’s business, bankruptcy, receivership or dissolution of the Bank, receipt by the Bank of written notification from the executive requesting to terminate the participation agreement, surrender, lapse, or other termination of the policy on the life of the executive by Bank, the executive’s participation in the plan will terminate and all death proceeds will be paid solely to the Bank. The Bank has the right to terminate each policy at any time and for any reason.

In 2010, the Bank entered into additional endorsement split dollar agreements (the “2010 Split Dollar Agreements”) with Messrs. Robert Johnson, Washam and Kollar that increased the death benefit payable to their beneficiaries by $2,000,000, $1,000,000 and $500,000, respectively, or, if less, the net amount at risk under the policy, assuming their death occurs while employed. For these purposes, the net amount at risk is the difference between the death benefit payable under the policy and the cash value of the policy. If the executive dies after retirement but before his 80th birthday, the executive’s beneficiary will receive 25% of the net amount at risk under the policy, assuming the agreement is still in effect. In the event the executive dies after retirement and after his 80th birthday but before his 85th birthday, in the case of Messrs. Robert Johnson and Washam, the executive’s beneficiary will receive the lesser of $250,000 or the net amount at risk. In the event either Mr. Robert Johnson or Washam retires and dies after age 85, his beneficiary will be entitled to a death benefit equal to the lesser of $100,000 or the net amount at risk. In the case of Mr. Kollar, if his death occurs after retirement and after he attains age 80, his beneficiary will be entitled to a death benefit equal to the lesser of $100,000 or the net amount at risk, assuming the agreement remains in effect.

Employee Stock Ownership Plan. The Company sponsors a tax-qualified employee stock ownership plan (“ESOP”) that covers substantially all employees who have attained age 20 ½ and have completed at least three months of service with the Bank. The Bank implemented the plan in connection with the 2001 reorganization into the mutual holding company structure and minority stock offering. Charter Financial Corporation, a federal corporation and the Company’s predecessor, made a loan to the ESOP to purchase 8% of the shares sold in the initial offering, or 395,527 shares (as adjusted following the completion of our second-step conversion). In 2010, the Company’s predecessor made a second loan to the ESOP to purchase 374,130 shares (as adjusted following the completion of First Charter MHC’s conversion to stock form) in an incremental offering and the remaining balance of the first loan was rolled into the 2010 loan, which loan was assumed by the Company as the result of the conversion. In connection with the conversion of our former mutual holding company to stock form which was completed on April 8, 2013, our ESOP obtained a new loan to purchase 2% of the shares sold in the offering, or 285,788 shares. The 2010 loan was consolidated with the new loan. Although contributions to this plan are discretionary, the Bank intends to contribute enough each year to make the required principal and interest payments on the loan.

401(k) Plan. The Bank sponsors a 401(k) plan, which is a tax-qualified defined contribution plan, for employees of the Bank who have attained age 20 ½ and have completed at least three months of service. Eligible employees may contribute up to 100% of annual compensation on a pre-tax basis each year, subject to limitations of the Internal Revenue Code. The 401(k) plan has an individual account for each participant’s contributions and allows each participant to direct the investment of his or her account.

Director Compensation

The following table provides the compensation received by individuals who served as directors of the Company during the 2013 fiscal year and who are not also executive officers of the Company.

Name	Fees earned or paid in cash(4)	Stock awards(1)	Option awards(2)	All other compensation(3)	Total
David Z. Cauble, III	$41,300	—	—	$1,654	$42,954
Jane W. Darden	41,100	—	—	1,654	42,754
Thomas M. Lane	40,400	—	—	1,654	42,054
Edward D. Smith	39,200	—	—	—	39,200
David L. Strobel	39,800	—	—	1,654	41,454

(1)	At September 30, 2013, no director shown above had any unvested shares of restricted stock.
(2)	At September 30, 2013, directors Darden and Cauble had 19,953 stock options outstanding, director Strobel had 16,211 stock options outstanding and director Lane had 16,960 stock options outstanding.
(3)	Represents income recognized for dividends on stock awards and payments for life insurance reported as taxable compensation on the individual’s Form 1099.
(4)	See the following table for a breakdown of fees earned in the fiscal year ended September 30, 2013.

	Fees Earned or Paid in Cash
Name	Charter Bank Board Fee ($)	First Charter, MHC Board Fee ($)	Charter Financial Board Fee ($)	Charter Bank Committee Fees ($)	Charter Financial Committee Fees ($)
David Z. Cauble, III	15,200	9,500	12,600	2,400	1,600
Jane W. Darden	15,000	9,500	12,600	2,400	1,600
Thomas M. Lane	14,500	9,500	12,400	2,400	1,600
Edward D. Smith	14,700	9,500	12,200	1,200	1,600
David L. Strobel	14,500	9,500	12,400	2,600	800

Director Fees. Each individual who serves as a director of the Company currently also serves as a director of the Bank and earns director fees in each capacity.

Each non-employee director who formerly served on the Board of First Charter, MHC was paid an annual retainer of $8,000. In addition, Robert L. Johnson, as the Chairman of the Board of First Charter, MHC, was paid an annual retainer of $9,000. The Board of Directors of First Charter, MHC met quarterly. Board members received $500 for each board meeting attended.

The Company pays board members an annual retainer of $10,000 per year and committee chairmen also receive an additional retainer of $1,000 per year. Board members also receive $200 per board meeting attended and, other than employee directors, $200 per committee meeting attended. The Company has three standing committees: the Audit Committee, the Nominating & Corporate Governance Committee and the Personnel & Compensation Committee.

The directors of the Bank, other than the Chairman of the Board, receive an annual retainer of $8,000, and the Chairman of the Board of the Bank receives an annual retainer of $9,000. The directors also receive $500 for each board meeting attended and non-employee directors receive $200 for each committee meeting attended. Committee chairs also receive an additional $1,000 annual retainer.

Split Dollar Life Insurance Plans. The Bank entered into an endorsement split-dollar life insurance plan with each director, other than Curti M. Johnson and Edward D. Smith, to provide death benefits to each participant’s beneficiaries. The Bank purchased life insurance policies on the life of each participant in an amount sufficient to provide for the benefits under the plan. The participant has the right to designate the beneficiary who will receive the participant’s share of the proceeds payable upon the participant’s death. The policies are owned by the Bank which pays each premium due on the policies. Upon the death of a participant, the proceeds of the policies are divided between the participant’s beneficiary, who is entitled to $100,000 as of the participant’s date of death, and the Bank, which is entitled to the remainder of the death proceeds. Upon the occurrence of certain events specified in each plan, such as the participant’s termination of service with the Bank for any reason, total cessation of the Bank’s business, bankruptcy, receivership or dissolution of the Bank, receipt by the Bank of written notification from the participant to terminate the participation agreement, surrender, lapse, or other termination of the policy on the life of the participant by the Bank, the director’s participation in the plan will terminate and all death proceeds will be paid solely to the Bank.

Submission of Business Proposals and Shareholder Nominations

Shareholder Proposals for Inclusion in Proxy Statement. In order to be eligible for inclusion in our proxy materials for our Annual Meeting of Shareholders in 2014, any shareholder proposal to take action at such meeting must be received at our executive office, 1233 O.G. Skinner Drive, West Point, Georgia 31833, no later than September 24, 2013. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Advanced Notice of Nominations and Other Business to be Conducted at an Annual Meeting of Shareholders. The Company’s bylaws provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting of stockholders. Any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of stockholders must submit written notice to the Company at least 80 days prior and not earlier than 90 days prior to such meeting. However, if less than 90 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, such written notice must be submitted by a stockholder not later than the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice hereunder.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification under Article 2, Section 12 of the Company’s bylaws, including an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

The 2014 annual meeting of stockholders is expected to be held on February 19, 2014. It is expected that advance written notice for certain business, or nominations to the board of directors, to be brought before the next annual meeting must be given to us no earlier than November 22, 2013 and no later than December 2, 2013. If notice is received before November 22, 2013 or after December 2, 2013, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. We have retained Phoenix Advisory Partners to assist us in soliciting proxies, and have agreed to pay Phoenix Advisory Partners a fee of $6,000 plus reasonable expenses for these services.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the special meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

William C. Gladden Corporate Secretary
West Point, Georgia November 6, 2013

APPENDIX A

CHARTER FINANCIAL CORPORATION

2013 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1     Purpose, Effective Date and Term.  The purpose of the Charter Financial Corporation 2013 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Charter Financial Corporation (the “Company”), and its Subsidiaries, including CharterBank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable shareholder approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2     Administration.  The Plan shall be administered by the Personnel and Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3     Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4     Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1     General.  Any Award under the Plan may be granted singularly or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)      Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)      Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)      Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d)     Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5. A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m)

Section 2.2     Stock Options.

(a)      Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)      Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

Section 2.3     Restricted Stock.

(a)      Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Charter Financial Corporation dated [Date], made pursuant to the terms of the Charter Financial Corporation 2013 Equity Incentive Plan, copies of which are on file at the executive offices of Charter Financial Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)      Terms and Conditions.     Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)      Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests. Notwithstanding the foregoing, no dividends shall be paid with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii)      Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Stock subject to a Restricted Stock Award shall be exercised by the Participant in his or her discretion.

(iii)      Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4      Restricted Stock Units.

(a)          Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe.

(b)     Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)      A Restricted Stock Unit Award shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)      The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(iii)      Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)      A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be performance-based in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria.

Section 2.5     Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. The grant of any Performance Award and the establishment of performance measures that are intended to be performance-based compensation within the meaning of Code Section 162(m) shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.

(a)     Performance Measures.  Such performance measures may be based on any one or more of the following:

(i)     book value or tangible book value per share;

(ii)     basic earnings per share;

(iii)     basic cash earnings per share;

(iv)     diluted earnings per share;

(v)     diluted cash earnings per share;

(vi)     return on equity;

(vii)     net income or net income before taxes;

(viii)     cash earnings;

(ix)     net interest income;

(x)     non-interest income;

(xi)     general and administrative expense to average assets ratio;

(xii)     cash general and administrative expense to average assets ratio;

(xiii)     efficiency ratio;

(xiv)     cash efficiency ratio;

(xv)     return on average assets;

(xvi)     cash return on average assets;

(xvii)     return on average stockholders’ equity;

(xviii)     cash return on average stockholders’ equity;

(xix)     return on average tangible stockholders’ equity;

(xx)     cash return on average tangible stockholders’ equity;

(xxi)     core earnings;

(xxii)     operating income;

(xxiii)     operating efficiency ratio;

(xxiv)     net interest rate margin or net interest rate spread;

(xxv)     growth in assets, loans, or deposits;

(xxvi)     loan production volume;

(xxvii)     non-performing loans;

(xxviii)     cash flow;

(xxix)      strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxx)      any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; or (iii) changes in tax or accounting principles, regulations or laws.

(b)     Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided, that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.6     Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Awards under the Plan, including Awards that vest on the basis of satisfying the performance measures in Section 2.5 above, shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than one year after stockholders approve the Plan. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or a Change in Control).

Section 2.7     Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8     Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.     Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)     Upon a Participant’s Termination of Service for any reason other than due to Disability, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)     In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)     Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for the lesser of (I) a period of four (4) years following Termination of Service due to death or Disability or (II) the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for the remaining unexpired term of the Stock Options, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement.

(d)     Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)     Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 - Shares Subject to Plan

Section 3.1     Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2     Share Limitations.

(a)     Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Two Million Five Hundred Twenty (2,000,520) shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is One Million Four Hundred Twenty-Eight Thousand Nine Hundred Forty-Three (1,428,943) shares of Stock, which represents ten percent (10%) of the number of shares sold in connection with the mutual-to-stock conversion of First Charter, MHC on April 8, 2013 (the “Conversion”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units is Five Hundred Seventy One Thousand Five Hundred Seventy-Seven (571,577) shares of Stock, which represents four percent (4%) of the number of shares sold in the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)     Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (3) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3     Limitations on Grants to Individuals.

To the extent required by applicable law or regulations or in the absence of an applicable regulatory waiver:

(a)     Stock Options - Employees. The maximum number of shares of Stock, in the aggregate, that may be issued to any one Employee Participant under the Plan pursuant to the exercise of Stock Options shall be Three Hundred Fifty-Seven Thousand Two Hundred Thirty-Five (357,235), all of which may be granted during any calendar year. Such maximum amount represents twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options.

(b)     Restricted Stock Awards and Restricted Stock Units - Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one Employee Participant under the Plan shall be One Hundred Forty-Two Thousand Eight Hundred Ninety-Four (142,894) all of which may be granted during any calendar year. Such maximum amount represents twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(c)     Stock Options - Directors. The maximum number of shares of Stock, in the aggregate, that may be issued to any one individual non-Employee Director under the Plan pursuant to the exercise of Stock Options shall be Seventy-One Thousand Four Hundred Forty-Seven (71,447), all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than Four Hundred Twenty-Eight Thousand Six Hundred Eighty Two (428,682) shares pursuant to the exercise of Stock Options, all of which may be granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options.

(d)     Restricted Stock Awards and Restricted Stock Units - Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-Employee Director under the Plan shall be Twenty-Eight Thousand Five Hundred Seventy-Eight (28,578) all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than One Hundred Seventy-One Thousand Four Hundred Seventy-Three (171,473) shares of Restricted Stock, all of which may be granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(e)     The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4     Corporate Transactions.

(a)     General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)     Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.5     Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)     Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)     Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1     Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a)     At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director), provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination of Employment following a Change in Control.

(b)     At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director) following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)     In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2     Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)     the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

(i)     at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

(ii)     at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

(b)     the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

(c)     a complete liquidation or dissolution of the Company;

(d)     the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of the Company do not belong to any of the following groups:

(i)     individuals who were members of the Board of the Company on the date of this Agreement; or

(ii)     individuals who first became members of the Board of the Company after the date of this Agreement either:

(1)     upon election to serve as a member of the Board of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

(2)     upon election by the shareholders of the Board of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that such individual’s election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of the Company; or

(e)     any event which would be described in section 4.2 if the term “Bank” were substituted for the term “Company” therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 4.2, the term “person” shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

ARTICLE 5 - COMMITTEE

Section 5.1     Administration. The Plan shall be administered by the members of the Personnel and Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. Members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists, has listed or seeks to list its securities may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2     Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)      the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and except with respect to Performance Awards intended to be subject to Code Section 162(m), to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)     The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)     The Committee will have the authority to define terms not otherwise defined herein.

(d)     Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)     In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3     Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4     Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5     Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1     General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2     Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1     No Implied Rights.

(a)     No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)     No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)     No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2     Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3     Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4     Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5     Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6     Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7     Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8     Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9     Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10     Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11     Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12     No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13     Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Georgia without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Georgia, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14     Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15     Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16     Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)     in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)     in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)     in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17     Forfeiture Events.

(a)     The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)     If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

Section 7.18     Regulatory Requirements.

(a)     The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

(b)     Executive officers and Directors must exercise or forfeit their Stock Options in the event the Company (i) becomes critically undercapitalized (as defined in 12 C.F.R. Section 165.4), (ii) is subject to an enforcement action by the Board of Governors of the Federal Reserve System, or (iii) receives a capital directive under 12 C.F.R. Section 165.7.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1     In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)     “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)     “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)     “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)     “Board” means the Board of Directors of the Company.

(e)     If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)     “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)     “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)     “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)     “Committee” means the Committee acting under Article 5.

(j)     “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)     “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)     If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)     “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. A Disinterested Board Member must be eligible to serve on the Company’s Compensation Committee as required by any national securities exchange on which the Company lists its securities, if applicable. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities.

(n)     “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividend paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o)      “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p)     “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(q)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r)     “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(s)     “Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422.

(t)      A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)     a material diminution in Participant’s base compensation;

(ii)     a material diminution in Participant’s authority duties or responsibilities;

(iii)      a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv)     in the event a Participant is a party to an employment or change in control agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(u)     “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(v)     “Involuntary Termination of Employment” means the Termination of Service of a Participant by the Company or Subsidiary other than termination for Cause, or termination of employment by an Employee Participant for Good Reason.

(w)     “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)      “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)     “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)     “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(aa)     “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(bb)     “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(cc)     “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(dd)     “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of the latest age at which a Director is eligible for election or appointment as a voting member of the Employer’s Board of Directors under the Employer’s charter, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.

(ee)     “SEC” means the United States Securities and Exchange Commission.

(ff)     “Securities Act” means the Securities Act of 1933, as amended from time to time.

(gg)     “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(hh)     “Stock” means the common stock of the Company, $0.01 par value per share.

(ii)     “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(jj)     “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(kk)     “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)     The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)     The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)     If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)     A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is 90 days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(v)     Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(vi)     With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(ll)     “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2     In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)     actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)     references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)     in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)     references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)     “indications of time of day mean Eastern Time;

(f)     “including” means “including, but not limited to”;

(g)     all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)     all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)     the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)     any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)     all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

SHAREHOLDER INFORMATION

Charter Financial stock trades on The Nasdaq Stock Market under the symbol CHFN.

Investor Relations Investor Relations Charter Financial Corporation PO Box 472 West Point, GA 31833	Independent Accountants Dixon Hughes Goodman LLP 225 Peachtree St, NE Suite 600 Atlanta, GA 30303	Stock Transfer Agent American Stock Transfer 59 Maiden Lane Plaza Level New York, NY 10038
www.charterbank.net (706)645-3202	www.dhgllp.com (404)575-8900	www.amstock.com (800)937.5449

For more information about CharterBank, our products, services and locations, please visit our web site at:

www.CharterBank.net

REVOCABLE PROXY

CHARTER FINANCIAL CORPORATION
SPECIAL MEETING OF SHAREHOLDERS

DECEMBER 11, 2013

The undersigned hereby appoints the board of directors of Charter Financial Corporation, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Charter Financial Corporation that the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) to be held at the CharterBank Corporate Center located at 1233 O.G. Skinner Drive, West Point, Georgia, at 10:00 a.m., Eastern Time, on December 11, 2013. The board of directors is authorized to cast all votes to which the undersigned is entitled as follows:

	FOR	AGAINST	ABSTAIN
1. The approval of the Charter Financial Corporation 2013 Equity Incentive Plan; and			

such other business as may properly come before the Special Meeting.

The Board of Directors recommends a vote “FOR” the above-listed proposal.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED FOR THE ABOVE-LISTED PROPOSAL, THIS PROXY, IF SIGNED, WILL BE VOTED FOR THE UNVOTED PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the above-signed be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of Charter Financial Corporation at the Special Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Charter Financial Corporation at the address set forth on the Notice of Special of Shareholders, or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Special Meeting.

The above-signed acknowledges receipt from Charter Financial Corporation prior to the execution of this proxy of a Notice of Special Meeting and a proxy statement dated November 6, 2013.

Dated: _________________, 2013	 Check Box if You Plan to Attend the Special Meeting

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one holder is required to sign.

Please complete, sign and date this proxy card and return it promptly in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING

The Notice and Proxy Statement and Proxy Card are available at www.chfnir.com.